For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Summary Prospectus

Thornburg Developing World Fund

February 1, 2019, as supplemented April 26, 2019	Class A: THDAX | Class C: THDCX | Class I: THDIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund’s primary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charge applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 141, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 194, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 128.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.28%	0.30%	0.21%
Total Annual Fund Operating Expenses	1.48%	2.25%	1.16%
Fee Waiver/Expense Reimbursement	–	–	(0.07)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.48%	2.25%	1.09%

(1)A 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.09%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2020, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

Thornburg Developing World Fund SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$897	$1,222	$2,139
Class C Shares	$328	$703	$1,205	$2,585
Class I Shares	$111	$362	$632	$1,403

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$228	$703	$1,205	$2,585

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities. The Fund’s investment in debt obligations may include, but is not limited to, those of sovereign and corporate issuers. The Fund may purchase debt obligations of any maturity and credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics (such as convertible bonds). The Fund may invest in issuers of any size of capitalization, including small companies.

Currently, the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) considers developing countries to include most Central and South American, African, Asian and Eastern European nations, including, but not limited to, Argentina, Austria, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, South Korea, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Qatar, Romania, the Russian Federation, Slovenia, South Africa, Taiwan, Thailand, Turkey, Ukraine, the United Arab Emirates and Vietnam. Thornburg identifies what it considers to be developing countries based upon its own analysis of measures of industrialization, economic growth, population growth and other factors, and may also consider classifications by the World Bank, the International Finance Corporation, the United Nations and independent financial services firms that maintain indices of developing countries.

Thornburg considers a variety of factors to determine whether an investment is tied economically to one or more developing countries, including (i) whether or not a significant portion of the issuer’s revenues or assets are derived from or are located in developing countries, (ii) the primary trading market of the issuer’s securities, (iii) the locations of its offices or other operations, (iv) the source of any governmental guarantees or other supports, (v) identification of the issuer’s securities within an index or other listing indicating its location in a particular developing country or region, and (vi) whether the investment is otherwise exposed to the economic fortunes and risks of developing countries.

The Fund expects that under normal conditions its assets will be invested in issuers domiciled in or tied economically to a variety of different countries.

The Fund’s policy of investing at least 80% of its assets in developing country issuers may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Among the specific factors considered in identifying securities for inclusion in the Fund are domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. With respect to equity securities, the Fund typically makes investments in the following three types of issuers:

Basic Value: Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner: Companies which normally exhibit steady earnings growth, cash flow characteristics and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

Emerging Franchise: Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market with the potential to grow at an above average rate.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. These risks may be more pronounced for the Fund’s investments in developing countries.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protections.

SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019 Thornburg Developing World Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Investments in China – In recent years, a significant portion of the Fund’s assets has been invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Some foreign government debt obligations may be subject to default, repudiation or renegotiation, delays in payment, or could be downgraded by ratings agencies. Additionally, because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 117 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Developing World Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI Emerging Markets Index, which represents a broad measure of equity market performance of emerging markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2018. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	18.17%	9-30-10
Lowest Quarterly Results	(23.17)%	9-30-11

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Thornburg Developing World Fund SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

TH2224

Average Annual Total Returns

(periods ended 12-31-18)

Class A Shares	1 Year	5 Years	Since Inception (12-16-09)
Return Before Taxes	(19.01)%	(1.59)%	4.20%
Return After Taxes on Distributions	(19.29)%	(1.74)%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	(11.25)%	(1.27)%	3.28%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.58)%	1.65%	2.34%

Class C Shares	1 Year	5 Years	Since Inception (12-16-09)
Return Before Taxes	(16.73)%	(1.45)%	3.98%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.58)%	1.65%	2.34%

Class I Shares	1 Year	5 Years	Since Inception (12-16-09)
Return Before Taxes	(14.87)%	(0.28)%	5.24%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.58)%	1.65%	2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Ben Kirby, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Charles Wilson, PhD, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 150 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.